SCHEDULE OF NET CASH FLOWS RELATING TO PROVED OIL AND GAS RESERVES (Details) - USD ($)		Sep. 30, 2023	Sep. 30, 2022	Sep. 30, 2021
Supplemental Information On Oil And Gas Operations
Future cash inflows		$ 211,828,000	$ 589,481,000
Future production costs	[1]	(40,061,000)	(91,630,000)
Future development costs		(17,241,000)	(71,700,000)
Future income tax expenses		(39,262,000)	(113,873,000)
Future net cash flows		115,264,000	312,278,000
10% annual discount for estimated timing of cash flows		(60,184,000)	(167,549,000)
Standardized measure of discounted future net cash flows at the end of the fiscal year		$ 55,080,000	$ 144,729,000	$ 73,269,000

[1]	Production costs include crude oil and natural gas operations expense, production ad valorem taxes, transportation costs and G&A expense supporting the Company’s crude oil and natural gas operations.